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                                                               EXHIBIT NO. 99.15

                   COLT 2007-SN1 PULL AHEAD FUNDING AGREEMENT

                                     BETWEEN

                         CENTRAL ORIGINATING LEASE TRUST

                                    GMAC LLC,
                               AS AGENT ON BEHALF
                          OF GENERAL MOTORS CORPORATION

                                       AND

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.,
                              AS INDENTURE TRUSTEE

                            DATED AS OF JUNE 7, 2007

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                   COLT 2007-SN1 PULL AHEAD FUNDING AGREEMENT

     THIS COLT 2007-SN1 PULL AHEAD FUNDING AGREEMENT, dated as of June 7, 2007, between CENTRAL ORIGINATING LEASE TRUST, a Delaware statutory trust ("COLT"), and GMAC LLC, a Delaware limited liability company ("GMAC"), as agent on behalf of General Motors Corporation ("General Motors"), and THE BANK OF NEW YORK TRUST COMPANY, N.A., a national banking association, as COLT Indenture Trustee (the "COLT Indenture Trustee").

     WHEREAS, COLT, GMAC, in its capacity as Servicer, and the COLT Indenture Trustee, are parties to a COLT Servicing Agreement, dated as of the date hereof (as it may be amended from time to time, the "COLT Servicing Agreement"), which provides for the servicing of the Series 2007-SN1 Lease Assets;

     WHEREAS, GMAC, in its capacity as agent for General Motors, or General Motors may from time to time institute a Pull Ahead Program with respect to a portion of the Series 2007-SN1 Lease Assets; and

     WHEREAS, the parties hereto desire to enter into this Agreement to provide for the payment by GMAC, in its capacity as agent for General Motors, of the Pull Ahead Payments in connection with any Pull Ahead Program;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

     Section 1.01 Definitions.

     Capitalized terms used in this Agreement are defined in and shall have the meanings assigned to them in (or by reference in) Part I of Exhibit A to the COLT Servicing Agreement, or if not defined therein, shall have the meanings assigned to them in Part I of Exhibit I to the Declaration of Trust, dated as of December 13, 2006 (as it may be amended from time to time, the "Declaration of Trust"), by Deutsche Bank Trust Company Delaware, as COLT Owner Trustee, and acknowledged, accepted and agreed to by Central Originating Lease, LLC, as Residual Certificateholder. All references herein to "this Agreement" are to this COLT 2007-SN1 Pull Ahead Funding Agreement as it may be amended, supplemented or otherwise modified from time to time.

                                   ARTICLE II
                               PULL AHEAD PAYMENT

     Section 2.01 Agreement of GMAC Regarding Pull Ahead Lease Assets.

     If either General Motors or GMAC, in its capacity as agent for General Motors, institutes a Pull Ahead Program (the "Pull Ahead Agent") with respect to any Series 2007-SN1 Lease Asset, such Series 2007-SN1 Lease Asset shall be deemed to have become a Pull Ahead Lease

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Asset as of the end of any Collection Period during which GMAC has received actual notice that the related Lessee has elected to terminate the related Program Lease prior to its Scheduled Lease End Date by delivery of the related Vehicle to a Dealer in connection with a Pull Ahead Program and payment of all required Monthly Lease Payments and any other required amount pursuant to such Pull Ahead Program; provided, however, that no Lessee under a Series 2007-SN1 Lease shall be permitted to participate in any Pull Ahead Program unless: (i) such Lessee has paid all amounts due and payable by the Lessee under such Series 2007-SN1 Lease on or before the date of such Lessee's election to terminate such Series 2007-SN1 Lease (other than (A) Excess Wear and Excess Mileage Charges, which shall be charged to such Lessee to the extent applicable in accordance with such Series 2007-SN1 Lease and the Servicer's Customary Servicing Practices and (B) any remaining Monthly Lease Payments that have been waived pursuant to such Pull Ahead Program); and (ii) GMAC, as Pull Ahead Agent, has made all Pull Ahead Payments that were due and payable in accordance with the following sentence for all previous Pull Ahead Lease Assets on or prior to the date that is five Business Days prior to the date such Series 2007-SN1 Asset shall be deemed to have become a Pull Ahead Lease Asset. On the second Business Day of the Collection Period following any Collection Period in which a Series 2007-SN1 Lease Asset shall be deemed to have become a Pull Ahead Lease Asset, or if the Monthly Remittance Condition is satisfied, on the third Business Day preceding the related Payment Date, GMAC, as Pull Ahead Agent, shall pay to the Servicer for deposit into the COLT Collection Account, an amount equal to the aggregate amount of the Pull Ahead Payments with respect to such Pull Ahead Lease Assets.

                                  ARTICLE III
                            MISCELLANEOUS PROVISIONS

     Section 3.01 Amendment.

     (a) This Agreement may be amended by GMAC, COLT and the COLT Indenture Trustee without the consent of any of the COLT 2007-SN1 Certificateholders or the COLT 2007-SN1 Secured Noteholders (i) to cure any ambiguity, (ii) to correct or supplement any provision in this Agreement that may be defective or inconsistent with any other provision of this Agreement, (iii) to add or supplement any provisions for the benefit of the COLT 2007-SN1 Secured Noteholders, (iv) to add to the covenants, restrictions or obligations of GMAC or (v) to add, change or eliminate any other provision of this Agreement in any manner that shall not adversely affect in any material respect the interests of the COLT 2007-SN1 Secured Noteholders or the COLT 2007-SN1 Certificateholder.

     (b) This Agreement may also be amended from time to time, subject to the satisfaction of the Rating Agency Condition, by GMAC, COLT and the COLT Indenture Trustee with the consent of the COLT 2007-SN1 Certificateholder, if the COLT 2007-SN1 Certificateholder is any Person other than GMAC or an Affiliate of GMAC, and the holders of a majority of the then outstanding principal amount of the COLT 2007-SN1 Secured Notes, which consent, whether given pursuant to this Section 3.01(b) or pursuant to any other provision herein, shall be conclusive and binding on such Persons and on all future holders of COLT 2007-SN1 Certificates and COLT 2007-SN1 Secured Notes.

                                                    Pull Ahead Funding Agreement
                                                                 (COLT 2007-SN1)

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     (c) If any Rated Notes are outstanding, prior to the execution of any amendment or consent pursuant to Section 3.01(a) or (b), the COLT Indenture Trustee shall furnish written notice of the substance of such amendment to the Rating Agencies.

     (d) Promptly after the execution of any amendment or consent pursuant to
Section 3.01(a) or (b), the COLT Indenture Trustee shall furnish a copy of such amendment or consent to each COLT 2007 SN1 Secured Noteholder, the COLT 2007-SN1 Certificateholder and each Rating Agency.

     (e) It shall not be necessary for the consent of the COLT 2007-SN1 Secured Noteholders or the COLT 2007-SN1 Certificateholder pursuant to Section 3.01(b) to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of COLT 2007-SN1 Secured Noteholders or the COLT 2007-SN1 Certificateholder provided for in this Agreement) and of evidencing the authorization of the execution thereof by the COLT 2007-SN1 Secured Noteholders and the COLT 2007-SN1 Certificateholder shall be subject to such reasonable requirements as the COLT Indenture Trustee or the COLT Owner Trustee may prescribe, including the establishment of record dates.

     (f) Prior to the execution of any amendment to this Agreement, the COLT Indenture Trustee and the COLT Owner Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Section 3.01. The COLT Indenture Trustee and the COLT Owner Trustee, may, but shall not be obligated to, enter into any such amendment which affects such trustee's own rights, duties or immunities under this Agreement or otherwise.

     Section 3.02 Termination of Agreement.

     This Agreement shall, except as otherwise provided herein, terminate upon the earlier of: (a) the termination of COLT pursuant to Article VII of the Declaration of Trust; or (b) the mutual written determination of the parties hereto.

     Section 3.03 Notices.

     All demands, notices and communications upon or to GMAC, COLT, the COLT Indenture Trustee or the COLT Owner Trustee on behalf of COLT under this Agreement shall be as specified in Part III of Exhibit A to the COLT Servicing Agreement.

     Section 3.04 Governing Law.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OR OF ANY OTHER JURISDICTION (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS AGREEMENT SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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     Section 3.05 Severability of Provisions.

     If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions and terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

     Section 3.06 Binding Effect; Third-Party Beneficiaries.

     This Agreement shall inure to the benefit of and be binding upon and enforceable by the parties hereto, the COLT Owner Trustee, the COLT 2007-SN1 Certificateholder, the COLT 2007-SN1 Secured Noteholders, the Trust and their respective successors and permitted assigns. Except as otherwise provided in this Article III, no other Person shall have any right or obligation hereunder.

     Section 3.07 Headings.

     The various headings in this Agreement are included for convenience only and shall not affect the meaning or interpretation of any provision of this Agreement.

     Section 3.08 Execution in Counterparts.

     This Agreement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

     Section 3.09 Rights Cumulative.

     All rights and remedies from time to time conferred upon or reserved to COLT, the COLT Owner Trustee, and the COLT Indenture Trustee on behalf of COLT, the Series 2007-SN1 Further Holders, or the Servicer or to any or all of the foregoing are cumulative, and none is intended to be exclusive of another. No delay or omission in insisting upon the strict observance or performance of any provision of this Agreement, or in exercising any right or remedy, shall be construed as a waiver or relinquishment of such provision, nor shall it impair such right or remedy. Every right and remedy may be exercised from time to time and as often as deemed expedient.

     Section 3.10 Further Assurances.

     Each party will do such acts, and execute and deliver to any other party such additional documents or instruments as may be reasonably requested in order to effect the purposes of this Agreement and to better assure and confirm unto the requesting party its rights, powers and remedies hereunder.

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     Section 3.11 No Waiver.

     No waiver by any party hereto of any one or more defaults by any other party or parties in the performance of any of the provisions of this Agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature. No failure or delay on the part of any party in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to any party hereto at law, in equity or otherwise.

     Section 3.12 No Bankruptcy Petition.

     GMAC, individually and as agent for General Motors, and the COLT Indenture Trustee hereby covenant and agree that prior to the date which is one year and one day after the payment in full of all Secured Notes, it shall not institute against, or join any other Person in instituting against, COLT any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceeding under the bankruptcy or similar laws of the United States or any State of the United States. This Section 3.13 shall survive the termination of this Agreement.

     Section 3.13 Limitation of Liability.

     It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Deutsche Bank Trust Company Delaware, not individually or personally, but solely as owner trustee of COLT, (b) each of the representations, undertakings and agreements herein made on the part of COLT is made and intended not as a personal representation, undertaking or agreement by Deutsche Bank Trust Company Delaware but is made and intended for the purpose of binding only COLT, and (c) under no circumstances shall Deutsche Bank Trust Company Delaware be personally liable for the payment of any indebtedness or expenses of COLT or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by COLT under this Agreement or the other COLT 2007-SN1 Basic Documents.

     Section 3.14 Merger and Consolidation of GMAC.

     Any corporation, limited liability company or other entity (i) into which GMAC may be merged or consolidated, (ii) resulting from any merger, conversion or consolidation to which GMAC shall be a party, or (iii) succeeding to the business of GMAC, or (iv) more than 50% of the voting stock (or, if not a corporation, other voting interests) of which is owned, directly or indirectly, by GMAC or General Motors, which corporation or entity in any of the foregoing cases executes an agreement of assumption to perform every obligation of GMAC under this Agreement and the other COLT 2007-SN1 Basic Documents, shall be the successor to GMAC under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. GMAC shall provide 10 days prior notice of any merger, consolidation or succession pursuant to this Section 3.14 to the Rating Agencies (if any

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Rated Notes are outstanding), the Servicer, the COLT Indenture Trustee and the
COLT Owner Trustee.

     Section 3.15 Assignment. Notwithstanding anything to the contrary contained in this Agreement, this Agreement may be assigned by GMAC without the consent of any other Person to a corporation, limited liability company or other entity that is a successor (by merger, consolidation or purchase of assets) to GMAC, or more than 50% of the voting interests of which is owned, directly or indirectly, by General Motors or by GMAC, provided that such organization executes an agreement of assumption as provided in Section 4.02 of the COLT Servicing Agreement

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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                        CENTRAL ORIGINATING LEASE TRUST

                                        By: DEUTSCHE BANK TRUST COMPANY
                                        DELAWARE, not in its individual
                                        capacity, but solely as COLT Owner
                                        Trustee


                                        By: /s/ Jenna Kaufman
                                            ------------------------------------
                                        Name: Jenna Kaufman
                                        Title: Attorney-in-Fact


                                        By: /s/ Aranka R. Paul
                                            ------------------------------------
                                        Name: Aranka R. Paul
                                        Title: Attorney-in-Fact


                                        GMAC LLC, as agent on behalf of General
                                        Motors Corporation


                                        By: /s/ C.J. Vannatter
                                            ------------------------------------
                                        Name: C.J. Vannatter
                                        Title: Director - Global Securitization

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                                        THE BANK OF NEW YORK TRUST COMPANY,
                                        N.A., not in its individual capacity but solely as COLT Indenture Trustee

                                        By: /s/ Keith Richardson
                                            ------------------------------------
                                        Name: Keith Richardson
                                        Title: Vice President

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                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE I   DEFINITIONS..................................................     1
   Section 1.01   Definitions............................................     1

ARTICLE II  PULL AHEAD PAYMENT...........................................     1
   Section 2.01   Agreement of GMAC Regarding Pull Ahead Lease Assets....     1

ARTICLE III MISCELLANEOUS PROVISIONS.....................................     2
   Section 3.01   Amendment..............................................     2
   Section 3.02   Termination of Agreement...............................     3
   Section 3.03   Notices................................................     3
   Section 3.04   Governing Law..........................................     3
   Section 3.05   Severability of Provisions.............................     4
   Section 3.06   Binding Effect; Third-Party Beneficiaries..............     4
   Section 3.07   Headings...............................................     4
   Section 3.08   Execution in Counterparts..............................     4
   Section 3.09   Rights Cumulative......................................     4
   Section 3.10   Further Assurances.....................................     4
   Section 3.11   No Waiver..............................................     5
   Section 3.12   No Bankruptcy Petition.................................     5
   Section 3.13   Limitation of Liability................................     5
   Section 3.14   Merger and Consolidation of GMAC.......................     5
   Section 3.15   Assignment.............................................     6


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